Exhibit 99.1

Forum Merger IV Corporation Announces Proposed Contributions to Trust Account and Letter of Intent with a Business Combination Target

Delray Beach, FL, Feb. 14, 2023 (GLOBE NEWSWIRE) -- Forum Merger IV Corporation (Nasdaq: FMIV) (“FMIV” or the “Company”) announced today that its board of directors has elected to extend the date by which FMIV has to consummate a business combination from March 22, 2023 up to an additional eight months to November 22, 2023 (the “Extension”, and such later date after March 22, 2023, the “Extended Date”), as permitted under FMIV’s amended and restated certificate of incorporation (the “charter”). In connection with the Extension, the Company filed a definitive proxy statement (the “Definitive Proxy Statement”) for the solicitation of proxies in connection with a special meeting of the Company’s stockholders to be held on March 7, 2023 (the “Special Meeting”) to consider and vote on, among other proposals, to amend the charter to allow for the Extension.

FMIV announced that funds in trust, including any interest thereon, will not be used, now or in the future, to pay for any excise tax imposed under the Inflation Reduction Act of 2022.

In connection with the Extension, FMIV announced that it intends to deposit the lesser of $175,000 or $0.05 for each public share then outstanding, which the Company shall deposit into the trust account at the beginning of each month, as more fully described in the Definitive Proxy Statement.

The Extension will provide FMIV with additional time to complete a business combination. The Company also disclosed that it had entered into a letter of intent with a target (the “LOI Target”) that is non-binding with respect to all its material terms, except with respect to provisions regarding a limited period of exclusivity. The LOI Target is a profitable and growing company in the online gaming industry, providing its customers with an expansive portfolio of digital gaming products and services. Subject to completion of its related audit, for the calendar year ended December 31, 2022, the LOI Target expects adjusted revenue in excess of $300 million and expects adjusted EBITDA margins of approximately 30%. The LOI Target also expects strong free cash flow conversion for fiscal year 2023 substantially in excess of 2022 levels. The execution and negotiation of a definitive business combination agreement is subject to several conditions, including the completion of due diligence, securing certain concurrent financing and negotiation and preparation of related definitive documentation. The Company cannot assure stockholders that it will be able to enter into a definitive business combination agreement with the LOI Target on terms acceptable to the Company or the LOI Target prior to the Extended Date. In the event the Company and the LOI Target enter into a business combination agreement and related definitive documents, the Company can also not provide any assurance that the business combination agreement will be consummated prior to the Extended Date.

In connection with the Extension, FMIV announced that the redemption deadline is on March 3, 2023, which is two business days prior to the vote at the Special Meeting on March 7, 2023.

There can be no assurance that the Company’s stockholders will approve the proposal for the Extension and the other proposals included the Definitive Proxy Statement at the Special Meeting, and if such approvals are not obtained the Company will redeem the public shares pursuant to the terms the charter and the Company’s trust agreement.

About Forum Merger IV Corporation

Forum Merger IV Corporation is a blank check company incorporated in Delaware on January 15, 2021. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. The Company is not limited to a particular industry or sector for purposes of consummating a business combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Extension. Information regarding the Company’s directors and executive officers is available in its annual report on Form 10-K filed with the United States Securities and Exchange Commission (the “SEC”). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Definitive Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed with the SEC the Definitive Proxy Statement in connection with the Special Meeting to consider and vote upon the Extension and other matters and, beginning on February 10, 2023, mailed the Definitive Proxy Statement and other relevant documents to its stockholders as of the February 3, 2023 record date for the Special Meeting. The Company’s stockholders and other interested persons are advised to read the Definitive Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Special Meeting because these documents will contain important information about the Company, the Extension and related matters. Stockholders may also obtain a free copy of the Definitive Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Morrow Sodali LLC, at (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to FMIV.info@investor.morrowsodali.com.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to the Company or the Company’s management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact:

David Boris

(212) 739-7860

david@forummerger.com

www.forummerger.com